Item 1 – Schedule of Investments

American Growth Fund American Growth Cannabis Fund
October 31, 2022
(unaudited)

Common Stock 65.59%	Shares	Market Value

Medicinal Chemicals & Botanical Products 16.41%
Tilray Inc.*	2,061	$8,388
Sundial Growers, Inc.*	3,319	8,165
Aurora Cannabis Inc.*	3,811	5,450
Canopy Growth Corporation*	1,313	4,897
HEXO Corp.*	6,080	1,167
		28,068

Retail – Cyclical 13.30%
Lifeist Wellness Inc.	325,055	22,754
		22,754

Real Estate 10.11%
Innovative Industrial Properties Inc.*	160	17,296
		17,296

Pharmaceutical Preparations 7.84%
Organigram Holdings Inc.*	12,034	12,275
Neptune Wellness Solutions Inc.	886	1,134
		13,409

Drug Manufacturers 6.26%
The Valens Company Inc.*	13,800	10,710
		10,710

Exchange Traded Funds 5.12%
Amplify Seymour Cannabis ETF*	1,270	8,762
		8,762

Real Estate Investment Trusts 2.66%
Power REIT*	520	4,550
		4,550

Perfumes, Cosmetics & Other Toilet Preparations 1.86%
cbdMD Inc.*	9,648	3,184
		3,184

Retail – Building Materials, Hardware, Garden Supply 1.61%
GrowGeneration, Corp*	770	2,749
		2,749

Agriculture Production 0.40%
Village Farms Intl Inc Com*	320	691
		691

Total Value Investments at Market Value (cost 540,439)	65.59%	112,173
Cash and Receivable, less liabilities	34.41%	58,854
Total Net Assets	100.00%	171,027

* Non-income producing security during last 12 months

Gross Unrealized appreciation on investment securities	-)
Gross Unrealized depreciation on investment securities	(428,266)
Net Unrealized depreciation on investment securities	(428,266)
Cost of investment securities for federal income tax purposes	540,439)

Securities Valuations - The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.
The three levels of inputs are:
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the inputs used, as of October 31, 2022, in valuing the Fund's assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$112,173	$0	$0	$112,173